Exhibit 10.3

UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1

Class A [***]% Automobile Receivables Backed Notes

Class B [***]% Automobile Receivables Backed Notes

Class C [***]% Automobile Receivables Backed Notes

Class D [***]% Automobile Receivables Backed Notes

Class E [***]% Automobile Receivables Backed Notes

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INDENTURE

Dated as of February 28, 2025

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Computershare Trust Company, N.A.

Indenture Trustee

EXHIBITS

Exhibit A	Form of Note

SCHEDULES

Schedule A	Representations and Warranties of the Issuer

This INDENTURE, dated as of February 28, 2025, is between UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1, a Delaware statutory trust (the "Issuer"), and Computershare Trust Company, N.A., a national banking association ("Computershare"), as indenture trustee (the "Indenture Trustee").

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A [***]% Automobile Receivables Backed Notes (the "Class A Notes"), Class B [***]% Automobile Receivables Backed Notes (the "Class B Notes"), Class C [***]% Automobile Receivables Backed Notes (the "Class C Notes"), Class D [***]% Automobile Receivables Backed Notes (the "Class D Notes") and Class E [***]% Automobile Receivables Backed Notes (the "Class E Notes" and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the "Notes").

As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Indenture Trustee for the benefit of the Noteholders.

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee on the Closing Date, for the benefit of the Noteholders, all of the Issuer's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising (a) the Receivables and all moneys received thereon after the Cutoff Date (excluding any Supplemental Servicing Fees); (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any Collateral Insurance, and any proceeds from the liquidation of the Receivables; (d) all rights of the Depositor against Dealers under the related Dealer Agreements, including any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement; (e) all rights under any Service Contracts on the related Financed Vehicles; (f) the related Receivable Files; (g) the Issuer's rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of United Auto under the Purchase Agreement; (h) the Issuer's rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement (including all rights of the Depositor under the Purchase Agreement assigned to the Issuer pursuant to the Sale and Servicing Agreement); (i) the Trust Accounts and all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof and all rights of the Issuer therein (including all income thereon); (j) the Issuer's interest in the Lockbox Account in respect of any proceeds on the Receivables on deposit therein; (k) all of the Issuer's (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (j); and (l) all proceeds and investments, present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing with respect to items (a) through (k) (collectively, the "Collateral").

The foregoing Grant is made in trust to the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee on behalf of the Noteholders, hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

ARTICLE I

Definitions and Incorporation by Reference

SECTION I.1 Definitions.

Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture. Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Sale and Servicing Agreement.

"Accredited Investor" means an "Accredited Investor" within the meaning of subclauses (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Securities Act.

"Act" has the meaning specified in Section 11.3(a).

"Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any Person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

"Authorized Officer" means, with respect to the Issuer and the Servicer, any officer or agent, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers or incumbents in a certificate of the Owner Trustee delivered by each of the Owner Trustee and the Servicer, as applicable, to the Indenture Trustee on the Closing Date (as such lists may be modified or supplemented from time to time thereafter).

"Benefit Plan Entity" has the meaning specified in Section 2.4(d)(3).

"Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

"Certificates" means a trust certificate evidencing the beneficial ownership interest of the Certificateholder in the Trust.

"Certificateholders" means the Person(s) in whose name the Certificate(s) are registered in the Certificate Registrar and any Certificate Owners (as defined in the Trust Agreement).

"Class A Interest Rate" means [***]% per annum (computed on the basis of a 360‑day year consisting of twelve 30-day months, or in the case of the first Distribution Date, computed on the basis of a 360-day year and a 28-day month).

"Class A Notes" means the Class A [***]% Automobile Receivables Backed Notes, substantially in the form of Exhibit A.

"Class B Interest Rate" means [***]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months, or in the case of the first Distribution Date, computed on the basis of a 360-day year and a 28-day month).

"Class B Notes" means the Class B [***]% Automobile Receivables Backed Notes, substantially in the form of Exhibit A.

"Class C Interest Rate" means [***]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months, or in the case of the first Distribution Date, computed on the basis of a 360-day year and a 28-day month).

"Class C Notes" means the Class C [***]% Automobile Receivables Backed Notes, substantially in the form of Exhibit A.

"Class D Interest Rate" means [***]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months, or in the case of the first Distribution Date, computed on the basis of a 360-day year and a 28-day month).

"Class D Notes" means the Class D [***]% Automobile Receivables Backed Notes, substantially in the form of Exhibit A.

"Class E Interest Rate" means [***]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months, or in the case of the first Distribution Date, computed on the basis of a 360-day year and a 28-day month).

"Class E Notes" means the Class E [***]% Automobile Receivables Backed Notes, substantially in the form of Exhibit A.

"Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

"Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

"Clearstream" shall mean Clearstream Banking, société anonyme, Luxembourg.

"Closing Date" means March 12, 2025.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

"Collateral" has the meaning specified in the Granting Clause of this Indenture.

"Computershare" means Computershare Trust Company, N.A., a national banking association.

"Controlling Class" means (i) if any Class A Notes are Outstanding, the Class A Notes, (ii) if no Class A Notes are Outstanding, the Class B Notes, (iii) if no Class A Notes are Outstanding and no Class B Notes are Outstanding, the Class C Notes, (iv) if no Class A Notes are Outstanding, no Class B Notes are Outstanding and no Class C Notes are Outstanding, the Class D Notes or (v) if no Class A Notes are Outstanding, no Class B Notes are Outstanding, no Class C Notes are Outstanding and no Class D Notes are Outstanding, the Class E Notes.

"Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Indenture is located at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

"Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

"Definitive Notes" has the meaning specified in Section 2.10.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Euroclear" shall mean the Euroclear System, operated by Euroclear Bank, S.A./N.V.

"Event of Default" has the meaning specified in Section 5.1.

"Executive Officer" means, with respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, the Assistant Secretary or the Treasurer of such corporation or limited liability company; and with respect to any partnership, any general partner thereof.

"FATCA" means Sections 1471 through 1474 of the Code, and Treasury Regulations promulgated thereunder or official administrative interpretations of such Code Sections, any applicable agreement entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreement with respect to the implementation of such Code sections.

"Final Scheduled Distribution Date" means with respect to (i) the Class A Notes, the June 10, 2027 Distribution Date, (ii) the Class B Notes, the February 10, 2028 Distribution Date, (iii) the Class C Notes, the June 10, 2030 Distribution Date, (iv) the Class D Notes, the July 10, 2030 Distribution Date and (v) the Class E Notes, the October 10, 2031 Distribution Date.

"Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

"Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

"Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

"Indenture" means this Indenture as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

"Indenture Trustee" means Computershare Trust Company, N.A., a national banking association, not in its individual capacity but as indenture trustee under this Indenture, or any successor indenture trustee under this Indenture.

"Indenture Trustee Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to the Indenture Trustee or the Noteholders or on behalf of the Indenture Trustee for the benefit of the Noteholders, under this Indenture, the Notes or any other Basic Document.

"Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

"Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

"Interest Period" means, with respect to any Distribution Date, the period from 10th day of the prior month (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the 10th day of the current month (assuming each month has 30 days).

"Interest Rate" means, with respect to the (i) Class A Notes, the Class A Interest Rate, (ii) Class B Notes, the Class B Interest Rate, (iii) Class C Notes, the Class C Interest Rate, (iv) Class D Notes, the Class D Interest Rate and (v) Class E Notes, the Class E Interest Rate.

"Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

"Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

"Note" means a Class A Note, a Class B Note, a Class C Note, a Class D Note and/or a Class E Note.

"Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

"Note Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. For so long as Computershare is the Indenture Trustee, it shall also be the Note Paying Agent.

"Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4(a).

"Noteholder FACTA Information" has the meaning specified in Section 2.13.

"Noteholder Tax Indemnification Information" has the meaning specified in Section 2.13.

"Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the requirements of Section 11.1, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

"Opinion of Counsel" means one or more written opinions of counsel who shall be reasonably satisfactory to the Indenture Trustee and the Owner Trustee, as applicable, and which shall comply with any applicable requirements of Section 11.1, and shall be in form and substance satisfactory to the Indenture Trustee.

"Outstanding" means, as of the date of determination, as applicable, (a) all Notes theretofore authenticated and delivered under this Indenture or (b) all Certificates theretofore authenticated and delivered under the Trust Agreement except:

(i) (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation or (b) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

(ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee); and

(iii) (a) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Protected Purchaser or (b) Certificates in exchange for or in lieu of other Certificates which have been authenticated and delivered pursuant to the Trust Agreement;

provided, however, that in determining whether, as applicable, (a) the Holders of the requisite Outstanding Amount of the Notes or (b) the Holders of the requisite Percentage Interests of the Certificates, in each case, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes or Certificates, as applicable, owned by the Issuer, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding (unless all of the Notes of the related Class or Classes or Certificates, as applicable, making the request, demand, authorization, direction, notice, consent or waiver are owned by the Issuer, the Depositor, the Servicer or any of their respective Affiliates), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes or Certificates, as applicable, that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes or Certificates, as applicable, so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right to so act with respect to such Notes or Certificates, as applicable, and that the pledgee is not the Issuer, any other obligor upon the Notes or Certificates, as applicable, the Depositor or any

Affiliate of any of the foregoing Persons and the Indenture Trustee shall have no liability for any determination made with respect to such pledged Note or Certificate.

"Outstanding Amount" means the aggregate principal amount of all Notes, or a Class of Notes, as applicable, Outstanding at the date of determination.

"Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

"Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

"Protected Purchaser" has the meaning set forth in Section 8-303 of the UCC.

"QIB" means a "qualified institutional buyer" within the meaning specified in paragraph (a) of Rule 144A under the Securities Act.

"Rating Agency" means each of DBRS and Standard & Poor's, so long as such Persons maintain ratings on the Notes; and if either of DBRS or Standard & Poor's no longer maintains ratings on the Notes, such other nationally recognized statistical rating organization engaged by the Depositor.

"Record Date" means, with respect to any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date or, with respect to any Notes that have been issued in fully registered, certificated form, the last Business Day of the preceding month.

"Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1(a) or a payment to Noteholders pursuant to Section 10.1(b), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a) or 10.1(b) as applicable.

"Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to not less than the amount necessary to pay the unpaid aggregate Note Balance of each then Outstanding Class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date plus all amounts then owed by the Issuer to the Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee, any successor Custodian and any Lockbox provider pursuant to the Sale and Servicing Agreement or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

"Responsible Officer" means, with respect to (i) the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture or any other Basic Document and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, (ii) the Owner Trustee, any officer in the corporate trust department of the Owner Trustee with direct responsibility for the administration of the Issuer, and (iii) any other Person, any Executive Vice President, Senior Vice President, Vice President, Treasurer, Secretary, Assistant Secretary, Controller, Assistant Controller or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Rule 144A" means Rule 144A under the Securities Act.

"Rule 144A Global Note" shall mean, with respect to any Class of Notes held by a QIB or Accredited Investor, a single global Note representing such Class, in definitive, fully registered form without interest coupons.

"Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of February 28, 2025, among the Issuer, the Depositor, the Servicer, the Indenture Trustee and the Backup Servicer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

"Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule A.

"Securities Act" means the Securities Act of 1933, as amended.

"Similar Law" has the meaning specified in Section 2.4(d)(3).

"STAMP" has the meaning specified in Section 2.4(b).

"State" means any one of the 50 states of the United States of America or the District of Columbia.

"Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Issuer Secured Obligations.

"Trust Estate" means the Collateral.

SECTION I.2 Rules of Construction.

Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c) "or" is not exclusive;

(d) "including" means including without limitation; and

(e) words in the singular include the plural and words in the plural include the singular.

ARTICLE II

The Notes

SECTION II.1 Form. The Class A Notes, the Class B Notes, the Class C Notes the Class D Notes and the Class E Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

SECTION II.2 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall, upon receipt of the Issuer Order, authenticate and deliver the Class A Notes for original issue in an aggregate Note Balance of $[***] the Class B Notes for original issue in an aggregate Note Balance of $[***], the Class C Notes for original issue in an aggregate Note Balance of $[***], the Class D Notes for original issue in an aggregate Note Balance of $[***] and the Class E Notes for original issue in an aggregate Note Balance of $[***]. The Notes Outstanding at any time may not exceed such amounts except as provided in Section 2.5.

The Class A Notes, Class B Notes, Class C Notes, and Class D Notes shall be issuable as registered Notes in a minimum denomination of not less than $10,000 and in integral multiples of $1,000 in excess thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000) The Class E Notes shall be issuable as registered Notes in a minimum denomination of not less than $430,000 and in integral multiples of $1,000 in excess thereof (except for one Note of such Class which may be issued in a denomination other than an integral multiple of $1,000).

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual or facsimile signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION II.3 Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like Note Balance of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION II.4 Registration; Registration of Transfer and Exchange.

(a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders of the Notes and the Note Balances and number of such Notes. Notwithstanding anything in this Indenture to the contrary, so long as Computershare is acting as Indenture Trustee thereunder, it shall also act as Note Registrar and Note Paying Agent.

(b) Subject to Sections 2.10 and 2.12, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Class and a like aggregate Note Balance.

At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate Note Balance, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to Sections 2.10 and 2.12, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibit A, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 not involving any transfer.

The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of ten days preceding the due date for any payment with respect to the Note.

(c) The Notes have not been registered under the Securities Act or under the securities laws of any State. No transfer of any Notes or any interest therein will be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable State securities laws or is made in a transaction that does not require such registration or qualification. None of the Issuer, the Servicer, the Indenture Trustee or any Person has any obligation to register the Notes under the Securities Act or under any State securities laws.

Until such time, if ever, as the Notes are registered pursuant to a registration statement filed under the Securities Act, each Note will bear a legend substantially to the effect set forth on the form of the Note attached as Exhibit A.

No Note, or beneficial interest in a Note, may be resold, pledged or transferred (including by pledges or hypothecation) unless such sale or transfer is (1) to the Issuer or its Affiliates (upon redemption thereof or otherwise), (2) to any Person the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is purchasing for its own account (and not for the account of others), or (3) pursuant to an exemption from the registration requirements of the Securities Act and in any case, in accordance with any applicable securities laws or "Blue Sky" laws of any State of the United States or any other jurisdiction. When a request to register a transfer or exchange of Book-Entry Notes is presented to the Note Registrar or co-registrar or, in the case of Definitive Notes, when Definitive Notes of any particular Class are presented to the Note Registrar with a request to register a transfer or to exchange them for an equal Note Balance of Notes of other authorized denominations of the same Class, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; provided, however, that any Definitive Notes surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing. In the event that a Book-Entry Note is exchanged for Definitive Notes, or Notes are otherwise issued in definitive registered form without interest coupons, pursuant to Section 2.12, such Notes may be exchanged or transferred for one another pursuant to any requirements as may be from time to time adopted by the Issuer and the Indenture Trustee. If a transfer of any Definitive Note is to be made without registration under the Securities Act, then the Note Registrar will be required to refuse to register such transfer unless it receives such certifications as may be required by the Issuer.

(d) Prior to any sale or transfer of Book-Entry Notes to any Person, each prospective purchaser of the Notes shall be deemed to have represented and agreed (or, if the Notes are issued as Definitive Notes, will represent and agree in writing) as follows:

(1) It is (A)(i) a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of another qualified institutional buyer or (ii) only in connection with the initial sales of the Notes, an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) purchasing for its own account and (B) aware that the sale of the Notes to it is being made in reliance on Rule 144A or another exemption from the registration requirements of the Securities Act.

(2) It understands that (A) the Notes have not been and will not be registered under the Securities Act or registered or qualified under any applicable State securities laws, (B) none of the Issuer, the Indenture Trustee, the Initial Purchasers, the Note Registrar nor any other entity is obligated to register or qualify the Notes and (C) no interest in the Notes may be reoffered, resold, pledged or otherwise transferred unless (i) such Notes are registered pursuant to the Securities Act and registered or qualified pursuant to any applicable State securities laws or (ii) such interest is reoffered, resold, pledged or otherwise transferred (1) to a Person whom the holder desiring to effect such transfer reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A purchasing for its own account or the account of a QIB, whom the holder has informed that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A, or (2) to the Issuer and its Affiliates.

(3) In the case of any sale or other transfer of a Class A Note, Class B Note, Class C Note, or Class D Note (or any interest therein), either (a) it is not and will not become (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets are considered to include assets of an employee benefit plan or plan described in (i) or (ii) above (each, a "Benefit Plan Entity"), (iv) an entity that is subject to any federal, State, local or non-U.S. laws or regulations that are substantially similar to Part 4 of Title I of ERISA or Section 4975 of the Code (each, a "Similar Law") or (v) any person who is directly or indirectly purchasing, holding or disposing such Notes or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Entity or any entity that is subject to a Similar Law or (ii) its acquisition, holding and disposition of such Note or any interest therein will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law. In the case of any sale or other transfer of a Class E Note (or any interest therein), it is not and will not become (i) a Benefit Plan Entity, (ii) an entity that is subject to a Similar Law or (iii) any person who is directly or indirectly purchasing, holding or disposing such Note or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Entity or any entity that is subject to any Similar Law.

(4) It understands that such Book-Entry Notes will bear legends in the form set forth on Exhibit A to this Indenture, unless the Issuer determines otherwise in accordance with the Indenture and in compliance with applicable law.

(5) It has been furnished with all information regarding (a) the Book-Entry Notes and distributions thereon, (b) the Indenture, and (c) all related matters, in each case that it has requested.

Prospective transferors of the Notes, and prospective transferees of the Notes, may request from the Issuer information regarding the Issuer, the Servicer and the Receivables. Within five Business Days of any such request, the Issuer will deliver to any such prospective transferor or transferee such information as the Issuer determines may be required to comply with Rule 144A and any interpretation thereof.

(e) The Notes and related documentation may be amended or supplemented from time to time in accordance with Section 9.1 of this Indenture to modify the restrictions on, and procedures for, resales and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof). Each Noteholder will be deemed, by the acceptance of such Note, to have agreed to any such amendment or supplement.

SECTION II.5 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security, surety bond or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the

Indenture Trustee that such Note has been acquired by a Protected Purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a Protected Purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION II.6 Persons Deemed Owner.

(a) Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

(b) If, under the terms of this Indenture, it is necessary to determine whether any Person is a Note Owner, the Indenture Trustee will be required to make such determination based on a certificate of such Person which will specify, in reasonable detail satisfactory to the Indenture Trustee, the Class and Outstanding Amount of the Book-Entry Note beneficially owned, the value of such Person's interest in such Book-Entry Note and any intermediaries through which such Person's interest in such Book-Entry Note is held; provided, however, that the Indenture Trustee is not to knowingly recognize such Person as a Note Owner if such Person, to the knowledge of a Responsible Officer of the Indenture Trustee, acquired its interest in a Book-Entry Note in violation of the transfer requirements set forth in Section 2.4(d), or if such Person's certification that it is a Note Owner is in direct conflict with information obtained by the Indenture Trustee from the Clearing Agency and/or the Clearing Agency Participants with respect to the identity of such Note Owner.

SECTION II.7 Payment of Principal and Interest; Defaulted Interest.

(a) The Notes shall accrue interest as provided in the form of Note set forth in Exhibit A, and such interest shall be due and payable on each Distribution Date, as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the Clearing Agency or its nominee, payment will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date for such Class of Notes (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided herein.

(b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of Note, set forth in Exhibit A. Notwithstanding the foregoing, the entire unpaid Note Balance of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee, if so directed in writing by the Majority Noteholders, shall declare the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. Upon written notice from the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

(c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on the immediately following Distribution Date.

SECTION II.8 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall timely direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

SECTION II.9 Release of Collateral. The Indenture Trustee shall not release any portion of the Trust Estate from the lien created by this Indenture except in accordance with Sections 8.2 and 10.1.

SECTION II.10 Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Notes shall be represented by a global note for such Class, which shall be deposited with the Indenture Trustee as custodian for the initial Clearing Agency and registered in the name of Cede & Co. as nominee of the initial Clearing Agency.

No Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. With respect to the Book-Entry Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

(i) the provisions of this Section shall be in full force and effect;

(ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole Holder of the Book-Entry Notes, and shall have no obligation to the Note Owners;

(iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

(iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

(v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Book-Entry Noteholders evidencing a specified percentage of the Outstanding Amount of the Book-Entry Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Notes and has delivered such instructions to the Indenture Trustee; and

(vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

SECTION II.11 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

SECTION II.12 Definitive Notes. With respect to any Class or Classes of Book-Entry Notes, if (i) the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Book-Entry Notes, and the Servicer is unable to locate a qualified successor or (ii) after the occurrence and continuance of an Event of Default, owners of Book-Entry Notes representing not less than 51% of the Outstanding Amount of a Class of Notes advise the Indenture Trustee and the Clearing Agency Participant through the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Indenture Trustee shall notify, in accordance with the Clearing Agency's procedures, all Clearing Agency Participants (as identified in a listing of Clearing Agency Participant accounts to which such Class of Book-Entry Notes is credited) and the Note Owners of such Class through the Clearing Agency of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders. The Issuer represents that its indebtedness issued hereunder is a debt instrument that is excluded from the definition of "covered security" under Treasury Regulation 1.6045-1(a)(15) because such indebtedness is subject to Code Section 1272(a)(6).

SECTION II.13 Tax Documentation and Withholding. All Noteholders shall deliver to the Indenture Trustee, the Issuer and any other applicable withholding agent, upon request and at any time or times required by applicable law, (a) a correct, complete and properly executed U.S. IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP (with appropriate attachments to these forms), or any successor form, as applicable ("Noteholder Tax Identification Information"), and (b) any documentation that is required under FATCA or is otherwise necessary (in the reasonable determination of the recipient) to enable the recipient to comply with its obligations under FATCA and to determine that such Noteholder (or holder of any beneficial interest in a Note) has complied with its obligations under FATCA, or to determine the amount to deduct and withhold from a payment under FATCA ("Noteholder FATCA Information").

Each Holder of a Note or an interest therein, by acceptance of such Note or such interest in such Note, will be deemed to have agreed to provide the Indenture Trustee, the Issuer and any other applicable withholding agent with the Noteholder Tax Identification Information and, to the extent applicable, the Noteholder FATCA Information. In addition, each Holder of a Note or an interest therein will be deemed to understand that an applicable withholding agent may withhold interest and principal payable with respect to a Note (without any corresponding gross-up or indemnification) on any Noteholder or beneficial owner of an interest in a Note that fails to comply with the foregoing requirements, fails to provide Noteholder Tax Identification Information and Noteholder FATCA Information to an applicable withholding agent, or otherwise is subject to withholding tax with respect to a Note.

The Issuer represents, warrants and covenants to the Indenture Trustee that, the Issuer will provide, upon request, (i) tax forms and/or copies thereof to the Indenture Trustee, and (ii) information necessary for the Indenture Trustee to determine the nature of the income contemplated hereunder. The Issuer shall determine whether any tax or withholding obligations apply. The Indenture Trustee shall withhold from any such payments as required by applicable law. The parties agree that the Indenture Trustee shall be released of any liability relating to its actions and compliance under this Section 2.13 and FATCA.

ARTICLE III

Covenants

SECTION III.1 Payment to Noteholders and Certificateholders. In accordance with the terms of this Indenture, the Issuer will duly and punctually (i) pay the principal of and interest on the Notes in accordance with the terms of the Notes and (ii) pay amounts due in respect of the Certificates in accordance with the terms of the Certificates (on a pro rata basis, based on the Percentage Interest of each Certificateholder). Without limiting the foregoing, the Issuer will cause to be distributed (a) all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A Notes, to the Class A Noteholders, (ii) for the benefit of the Class B Notes, to the Class B Noteholders, (iii) for the benefit of the Class C Notes, to the Class C Noteholders, (iv) for the benefit of the Class D Notes, to the Class D Noteholders and (v) for the benefit of the Class E Notes, to the Class E Noteholders and (b) all amounts on deposit in the Certificate Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Certificateholders, to the Certificateholders, pro rata, according to their Percentage Interests. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

SECTION III.2 Maintenance of Office or Agency. The Issuer will maintain in St. Paul, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

SECTION III.3 Money for Payments to be Held in Trust. On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

(iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

SECTION III.4 Existence. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

SECTION III.5 Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Noteholders to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a) Grant more effectively all or any portion of the Trust Estate;

(b) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Noteholders created by this Indenture or carry out more effectively the purposes hereof;

(c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(d) enforce any of the Collateral;

(e) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee in such Trust Estate against the claims of all Persons and parties; and

(f) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute or authorize any financing statement, continuation statement or other instrument pursuant to this Section; provided, however, that the Indenture Trustee shall not be obligated to execute or authorize such instruments except upon the written direction of the Servicer or the Issuer. The Issuer authorizes such financing statements to describe the Collateral in such financing statements as "all assets of the Debtor, whether now owned and existing or hereafter arising or acquired and all proceeds thereof," or using words of similar effect.

SECTION III.6 Opinions as to Trust Estate.

(a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Backup Servicer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Noteholders, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Backup Servicer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following calendar year.

SECTION III.7 Performance of Obligations; Servicing of Receivables.

(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee (acting pursuant to direction from the Majority Noteholders).

(d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Termination Event, the Owner Trustee shall notify the Servicer and the Servicer, on behalf of the Issuer, shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure.

(e) The Issuer agrees that it will not waive timely performance or observance by the Servicer, United Auto or the Depositor of their respective duties under the Basic Documents if the effect thereof would adversely affect any Holders of the Notes.

SECTION III.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

(i) dissolve or liquidate in whole or in part;

(ii) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate;

(iii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

(iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any lien created under the other Basic Documents) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, (D) amend or modify the Basic Documents except in accordance with the provisions thereof permitting amendment or modification or (E) fail to comply with the provisions of the Basic Documents.

SECTION III.9 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2025), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

(ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the other Basic Documents throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION III.10 Issuer May Consolidate, Etc. Only on Certain Terms.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) each Rating Agency shall be provided with notice of such transaction;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not, for U.S. federal income tax purposes, (A) cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation, (B) cause the Issuer to fail to qualify as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code, (C) create a reissuance of the Notes or (D) cause the Notes that were characterized as debt at the time of their issuance to fail to qualify as debt;

(v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(vii) the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

(b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the other Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings, if any, with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) each Rating Agency shall be provided with notice of such transaction;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not, for U.S. federal income tax purposes, (A) cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation, (B) cause the Issuer to fail to qualify as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code, (C) create a reissuance of the Notes or (D) cause the Notes that were characterized as debt at the time of their issuance to fail to qualify as debt;

(v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

(vii) the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

SECTION III.11 Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), United Auto Credit Securitization Trust 2025-1 will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that United Auto Credit Securitization Trust 2025-1 is to be so released.

SECTION III.12 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

SECTION III.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Reserve Account and to pay the Issuer's organizational, transactional and start-up expenses.

SECTION III.14 Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement.

SECTION III.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person (other than Permitted Investments).

SECTION III.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

SECTION III.17 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

SECTION III.18 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

SECTION III.19 Notice of Events of Default. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Owner Trustee shall notify the Servicer and the Servicer, on behalf of the Issuer, agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default or Default hereunder and each default on the part of the Servicer or the Depositor of its obligations under the Sale and Servicing Agreement.

SECTION III.20 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION III.21 Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 12.1 of the Sale and Servicing Agreement or Section 10.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes or the Owner Trustee or the Certificateholders consent to amendments thereto as provided therein.

SECTION III.22 Income Tax Characterization. For purposes of federal income, State and local income and franchise and any other income taxes, the Issuer will treat the Notes that are owned or beneficially owned by a Person other than the Depositor or its Affiliates as indebtedness and hereby instructs the Indenture Trustee, and each Noteholder and owner of an interest therein shall be deemed, by virtue of acquisition of an interest in such Note, to have agreed, to treat such Notes as indebtedness for all applicable tax reporting purposes.

ARTICLE IV

Satisfaction and Discharge

SECTION IV.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.15, 3.16, 3.17, 3.18, 3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on the express demand of and at the expense of the Issuer (in its sole discretion), shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

(a) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation;

(b) the Issuer has paid or caused to be paid all Indenture Trustee Issuer Secured Obligations and any other sums payable hereunder by the Issuer; and

(c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and, if required by the Indenture Trustee, an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

For the avoidance of doubt, this Indenture shall only be satisfied and discharged with respect to the Notes upon the Indenture Trustee's execution of proper instruments acknowledging satisfaction and discharge upon the express demand and in the sole discretion of the Issuer in accordance with this Section 4.1.

SECTION IV.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the other Basic Documents, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

SECTION IV.3 Repayment of Moneys Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V

Remedies

SECTION V.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) default in the payment of any interest when it becomes due and payable on (A) any Class of Class A Notes, (B) if no Class A Notes are Outstanding, the Class B Notes, (C) if no Class A Notes or Class B Notes are Outstanding, the Class C Notes, (D) if no Class A Notes, Class B Notes or Class C Notes are Outstanding, the Class D Notes or (E) if no Class A Notes, Class B Notes, Class C Notes or Class D Notes are Outstanding, the Class E Notes, and such default shall continue for a period of five days; or

(ii) default in the payment of the Note Balance of any Note on the applicable Final Scheduled Distribution Date therefor; or

(iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a default in the payment of the interest or principal on any Note when due), or any representation or warranty of the Issuer made in this Indenture, in any other Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which the representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 45 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided, that such default is capable of remedy within 90 days and the Servicer on behalf of the Issuer delivers an Officer's Certificate to the Indenture Trustee to the effect that such default is capable of remedy within 90 days and that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after the giving of written notice, by registered or certified mail, to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes of the Controlling Class or to the Issuer by the Depositor or the Indenture Trustee (acting at the direction of at least 25% of the Outstanding Amount of the Notes of the Controlling Class), specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default as required hereunder; or

(iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(v) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

SECTION V.2 Rights Upon Event of Default.

(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, if so directed in writing by the Majority Noteholders, shall declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.

(b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes and if the Event of Default giving rise to such acceleration had not occurred;

(B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(C) all other outstanding fees and expenses of the Issuer; and

(ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION V.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) Each Noteholder hereby irrevocably and unconditionally appoints the Indenture Trustee as the true and lawful attorney-in-fact of such Noteholder for so long as such Noteholder is not the Indenture Trustee, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Indenture Trustee as well as in the name, place and stead of such Noteholder such acts, things and deeds for or on behalf of and in the name of such Noteholder under this Indenture (including specifically under Section 5.4) and under the other Basic Documents which such Noteholder could or might do or which may be necessary, desirable or convenient in such Indenture Trustee's (acting on behalf of the Noteholders) sole discretion to effect the purposes contemplated hereunder and under the other Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4, at the direction of the Majority Noteholders, shall proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Indenture Trustee at the direction of such Majority Noteholders shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such Proceedings;

(iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

(f) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

SECTION V.4 Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee, at the written direction of the Majority Noteholders shall, do one or more of the following (subject to Section 5.5):

(a) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such moneys adjudged due;

(b) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(c) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

(d) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:

(i) such Event of Default is of the type described in Section 5.1(i) or (ii), or

(ii) any of:

(I) the Holders of 100% of the Outstanding Amount of the Notes consent thereto,

(II) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

(III) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to the Issuer and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes.

In determining such sufficiency or insufficiency with respect to clauses (II) and (III), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

SECTION V.5 Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

SECTION V.6 Priorities.

(a) Following (1) the declaration of an Event of Default pursuant to Sections 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) and acceleration of the Notes or (2) the receipt of Termination Proceeds pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Available Funds, plus any amounts on deposit in the Reserve Account, including any money or property collected pursuant to Section 5.4 of this Indenture and any such Termination Proceeds, shall be applied by the Indenture Trustee on the related Distribution Date in the following order of priority:

FIRST: amounts due and owing and required to be distributed to the Servicer, the Lockbox Bank, the Owner Trustee, the Indenture Trustee, any successor Custodian and the Backup Servicer, respectively, pursuant to priorities (i) and (ii) of Section 5.7(b) of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities and without preference or priority of any kind without regard to any caps set forth in clause (ii) of Section 5.7(b) of the Sale and Servicing Agreement;

SECOND: to the Class A Noteholders for amounts due and unpaid on the Class A Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest;

THIRD: to the Class A Noteholders, for amounts due and unpaid on the Class A Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of principal, until the Note Balance of the Class A Notes is reduced to zero;

FOURTH: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest;

FIFTH: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the Note Balance of the Class B Notes is reduced to zero;

SIXTH: to the Class C Noteholders for amounts due and unpaid on the Class C Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of interest;

SEVENTH: to the Class C Noteholders for amounts due and unpaid on the Class C Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of principal, until the Note Balance of the Class C Notes is reduced to zero;

EIGHTH: to the Class D Noteholders for amounts due and unpaid on the Class D Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of interest;

NINTH: to the Class D Noteholders for amounts due and unpaid on the Class D Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of principal, until the Note Balance of the Class D Notes is reduced to zero;

TENTH: to the Class E Noteholders for amounts due and unpaid on the Class E Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class E Notes in respect of interest;

ELEVENTH: to the Class E Noteholders for amounts due and unpaid on the Class E Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class E Notes in respect of principal, until the Note Balance of the Class E Notes is reduced to zero; and

TWELFTH: to the Servicer, the amounts due and owing to the Servicer pursuant to the priority set forth in clause (xvi) of Section 5.7(b) of the Sale and Servicing Agreement.

THIRTEENTH: to the Certificate Distribution Account for distribution to, pro rata, the Certificateholders, according to their Percentage Interests in accordance with the Trust Agreement;

(b) Following the occurrence of an Event of Default pursuant to 5.1(iii), payments on the Notes shall be made in the order and priority set forth in Section 5.7 of the Sale and Servicing Agreement, except that (i) the amounts distributed pursuant to clauses (i) and (ii) of Section 5.7(b) of the Sale and Servicing Agreement shall not be subject to a cap or annual limit and (ii) the amount of principal distributed pursuant to clause (xiv) of Section 5.7(b) of the Sale and Servicing Agreement shall also include all Available Funds until all Notes have been paid in full.

(c) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.6. At least 15 days before such record date the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

SECTION V.7 Limitation of Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii) the Holders of not less than 25% of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

(v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

SECTION V.8 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION V.9 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION V.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION V.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION V.12 Control by Noteholders. The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that:

(i) such direction shall not be in conflict with any rule of law or with this Indenture;

(ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Noteholders representing not less than 100% of the Outstanding Amount of the Notes;

(iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Article VI, the Indenture Trustee need not take any action that it determines might involve it in liability, financial or otherwise, without receiving indemnity satisfactory to it, or might materially adversely affect the rights of any Noteholders not consenting to such action.

SECTION V.13 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2(a), the Majority Noteholders may waive any past Default or Event of Default and its consequences except a Default or Event of Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION V.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs and expenses, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

SECTION V.15 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture or any other Basic Document; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION V.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

SECTION V.17 Performance and Enforcement of Certain Obligations.

(a) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of its obligations under or in connection with the Purchase Agreement, each in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Depositor or the Servicer of each of their obligations under the Sale and Servicing Agreement, or the Seller of its obligations under the Purchase Agreement.

(b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Majority Noteholders shall, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

The Indenture Trustee

SECTION VI.1 Duties of Indenture Trustee.

(a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents to which it is a party and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are expressly and specifically set forth in this Indenture and no implied covenants or obligations (including any implied duty to enforce another party’s obligations if the Transaction Documents have not assigned such responsibility to a party) shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own willful misconduct, bad faith or negligence, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts or acted with willful misconduct or bad faith; and

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it in accordance with the Basic Documents.

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity adequate against such risk or liability is not assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1.

(h) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

(i) Without limiting the generality of this Section 6.1, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, (v) to monitor the status of any lien hereunder or the performance of the collateral or (vi) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Depositor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement. Neither the Indenture Trustee nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any collateral securing the Notes, for the legality, enforceability, effectiveness or sufficiency of the Basic Documents for the creation, perfection, continuation, priority or sufficiency of any of the liens, or for any defect or deficiency as to any such matters.

(j) In no event shall Computershare, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Statutory Trust Statute, common law, or the Trust Agreement.

(k) For purposes of this Section 6.1, the Indenture Trustee, or a Responsible Officer thereof, shall be charged with actual knowledge of an Event of Default if a Responsible Officer actually knows of such Event of Default or receives written notice of such Event of Default from the Issuer, the Servicer, the Backup Servicer or the Holders of at least 25% of the Outstanding Amount of the Notes of the Controlling Class or the Notes of an affected Class.

SECTION VI.2 Rights of Indenture Trustee.

(a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee is not responsible for any document provided to it, and it need not investigate or re-calculate, evaluate, verify or independently determine the accuracy of any report, certificate, information, statement, representation or warranty or any fact or matter stated in such document and may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein. Notwithstanding the foregoing, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

(b) Except as to actions expressly required to be taken by the Indenture Trustee pursuant to this Indenture or any Basic Document to which it is a party, before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, the costs of which (including the Indenture Trustee's reasonable attorney's fees and expenses) shall be paid by the party requesting that the Indenture Trustee act or refrain from acting; absent such payment, the Indenture Trustee shall have no obligation to act. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee or affiliates, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, United Auto or any other party to the Basic Documents, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel of its choice, and the advice or opinion of counsel (written or oral) with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

(g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any claims of breach of representations and warranties, resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document and the Indenture Trustee shall be deemed not to have any actual or constructive knowledge of the facts or matters that such investigation could potentially reveal, unless requested in writing to do so by the Noteholders evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding with such investigation. The reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

(h) The Indenture Trustee shall not be liable for any losses on investments except for losses attributable to the failure of the Indenture Trustee to make an investment in accordance with instructions given in accordance with Section 5.1(b) of the Sale and Servicing Agreement, the Indenture Trustee's negligence or bad faith or its failure to make payments on such investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms. If the Indenture Trustee acts as the Note Paying Agent or Note Registrar, the rights and protections afforded to the Indenture Trustee shall be afforded to the Note Paying Agent and Note Registrar. The Indenture Trustee shall be entitled to the rights and protections afforded to it hereunder in any role under any Basic Document.

(i) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including lost profits), whether or not any such damages were foreseeable or contemplated, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j) The Indenture Trustee shall not be charged with knowledge of any event or information, including any Default or Event of Default, or be required to act upon any event or information, including any Default or Event of Default (including the sending of any notice), unless a Responsible Officer of the Indenture Trustee actually knows of or receives written notice of such event or information. Absent a Responsible Officer actually knowing of or receiving written notice in accordance with this Section, the Indenture Trustee may conclusively assume that no such event, Default or Event of Default has occurred. The Indenture Trustee shall have no obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default). For purposes of determining the Indenture Trustee's responsibility and liability hereunder, whenever reference is made in this Indenture to any event (including an Event of Default), such reference shall be construed to refer only to such event of which the Indenture Trustee has received notice as described in this Section. The Indenture Trustee's receipt of delivery of any reports or other information publicly available does not constitute actual or constructive knowledge or notice to the Indenture Trustee unless the Indenture Trustee has an obligation under this Indenture or any of the other Basic Documents to review its content.

(k) A Responsible Officer of the Indenture Trustee shall not be imputed with any knowledge of, or information possessed or obtained by, another Responsible Officer of the Backup Servicer or any other Affiliate, other business line or division of Computershare and vice versa (other than in instances where such roles are performed by the same group or division within Computershare or otherwise include common Responsible Officers).

(l) To the extent the Indenture Trustee is requested to act upon a Noteholder's or other party's instruction under the Basic Documents, the Indenture Trustee may require indemnity reasonably satisfactory to it from the instructing Noteholder or other party against the costs, expenses, and liabilities that may be incurred relating to such request. The Indenture Trustee shall not be liable for any action or inaction taken at the direction of the Noteholders or the Issuer, in either case, given in accordance with the terms of the Basic Documents.

(m) The Indenture Trustee shall have no responsibility for the enforceability of the Note or the recitals contained in the Notes or this Indenture.

(n) Except as otherwise expressly set forth in the Basic Documents, the Indenture Trustee shall not be held responsible for the acts or omissions of the Seller, the Servicer, the Issuer, the Backup Servicer, the Owner Trustee, or any other party to the Basic Documents, and may assume performance of such parties absent written notice or actual knowledge of a Responsible Officer to the contrary. The Indenture Trustee shall not be responsible or liable for any misconduct or negligence on the part of, or for the supervision of, United Auto or any of its Affiliates or any other party to the Basic Documents. Further, the Indenture Trustee shall not have any duty, responsibility or obligation to (or liability for failing to) monitor, supervise, confirm, verify, notify regarding or otherwise enforce the requirements or commitments applicable to any Person arising under, related to or otherwise in connection with any provision of this Indenture.

(o) Any delays in or failure by the Indenture Trustee in the performance of any obligations hereunder shall be excused if and to the extent caused by any force majeure event.

(p) Notwithstanding anything to the contrary in this Indenture, the Indenture Trustee shall not be required to take any action that is not in accordance with applicable law.

(q) No discretionary, permissive right, nor privilege of the Indenture Trustee shall be deemed or construed as a duty or obligation.

(r) For the avoidance of doubt, none of the Owner Trustee, Indenture Trustee nor the Backup Servicer shall be responsible for determining whether any breach of representations or warranty or document defect constitutes a breach or defect or the materiality thereof or any repurchase-related liabilities. The Issuer shall determine if any such breach materially and adversely affects the interests of the Noteholders therein or is deemed a material breach and shall enforce the repurchase obligations pursuant to the Basic Documents.

SECTION VI.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-Note Paying Agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11.

SECTION VI.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

SECTION VI.5 Notice of Events of Default. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 90 days after such knowledge or notice occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to the Noteholders if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION VI.6 Reports by Indenture Trustee to Holders.

(a) At the end of each calendar year, the Indenture Trustee shall deliver to each Person who at any time during the calendar year was a Noteholder a statement as to the aggregate amounts of interest and principal paid to the Noteholder to the extent required by the Code and any other information as may be reasonably required to enable such Holder to prepare its federal and State income tax returns.

(b) The Indenture Trustee shall provide to each Noteholder or Note Owner upon request, copies of the Basic Documents, the Servicer’s compliance report and the accountants’ attestation delivered pursuant to Sections 4.10 and 4.11 of the Sale and Servicing Agreement, but only with the use of a password provided by the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In connection with providing access to the Indenture Trustee’s website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture.

SECTION VI.7 Compensation and Indemnity.

(a) Pursuant to Section 5.7(b) of the Sale and Servicing Agreement and Section 5.6 of this Indenture, the Issuer shall, or shall cause the Servicer to, pay to the Indenture Trustee and the Backup Servicer (subject to any applicable caps) from time to time compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Servicer to, reimburse the Indenture Trustee and the Backup Servicer (subject to any applicable caps) for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's and the Backup Servicer's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Servicer to, indemnify the Indenture Trustee and the Backup Servicer and their respective officers, directors, employees and agents against any and all losses, liabilities or expenses, (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this Trust and the performance of its duties under the Basic Documents (including any attorney's fees, costs (including court costs), and expenses incurred in connection with (i) investigating, preparing for, defending itself or the Issuer in any dispute or legal proceeding that is related directly or indirectly in any way to the Issuer, the Basic Documents, the Owner Trust Estate or the Certificates, (ii) any enforcement (including any action, claim, or suit brought) by the Indenture Trustee or the Backup Servicer of any indemnification or other obligation of the Issuer or the Servicer, any other party to the Basic Documents or any other Persons and (iii) a successful defense, in whole or in part, of any claim that the Indenture Trustee or the Backup Servicer breached its standard of care). The Indenture Trustee or the Backup Servicer shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Backup Servicer to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XI of the Sale and Servicing Agreement. The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge or termination of this Indenture and any assignment, resignation or removal of the Indenture Trustee. The Issuer shall cause the Servicer to defend the claim, and the Indenture Trustee or the Backup Servicer may have separate counsel and the Issuer shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer is required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Backup Servicer through the Indenture Trustee's or Back-up Servicer's own willful misconduct, negligence or bad faith.

(b) The Issuer's and Servicer's payment obligations to the Indenture Trustee or the Backup Servicer pursuant to this Section shall survive the discharge or assignment of this Indenture or the earlier resignation or removal of the Indenture Trustee or the Backup Servicer. When the Indenture Trustee or the Backup Servicer incurs expenses after the occurrence of an Event of Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the other Basic Documents shall be recourse to the Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder or any Noteholder. In addition, the Indenture Trustee agrees that its recourse (for its own account or the account of the Backup Servicer) to the Issuer, the Trust Estate and the Depositor shall be limited to the right to receive the distributions referred to in Section 5.7(b) of the Sale and Servicing Agreement or Section 5.6 of this Indenture, as applicable.

SECTION VI.8 Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer. The Issuer shall remove the Indenture Trustee, if:

(i) the Indenture Trustee fails to comply with Section 6.11;

(ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

(iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

(iv) the Indenture Trustee commences a voluntary case under any federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any action in furtherance of any of the foregoing; or

(v) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee; all fees, costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Indenture Trustee in connection with such petition will be paid by the Issuer pursuant to Section 5.7(b) of the Sale and Servicing Agreement or Section 5.6 of this Indenture, and to the extent not paid thereby, by the initial Servicer.

If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

SECTION VI.9 Successor Indenture Trustee by Merger. The Indenture Trustee may merge with any other corporation, banking association or other entity. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, banking association or other entity, the resulting, surviving or transferee corporation or banking association, without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide written notice of any such transaction to the Issuer (who shall deliver such notice to the Rating Agencies).

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

SECTION VI.10 Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of (i) meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, (ii) engaging in enforcement actions or (iii) for potential conflict of interest matters on behalf of the Indenture Trustee, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor indenture trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees, and the Indenture Trustee shall not be liable for the appointment of any other trustee hereunder;

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv) no separate trustee or co-trustee shall be deemed to be an agent of the Indenture Trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute an attorney-in-fact of the Indenture Trustee with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e) Any and all amounts relating to the fees and expenses of the co-trustee or separate trustee will be borne by the Trust Estate and shall be payable as an expense of the Indenture Trustee pursuant to Section 5.7(b) of the Sale and Servicing Agreement or Section 5.6 hereof.

SECTION VI.11 Eligibility; Disqualification. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long-term debt rating of BBB, or an equivalent rating, or better by the Rating Agencies (to the extent rated by a Rating Agency), unless otherwise approved by the Rating Agencies. The Indenture Trustee shall provide copies of such reports to the Issuer upon request.

Within 90 days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, the Indenture Trustee may resign with respect to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and/or the Class E Notes in accordance with Section 6.8, and the Issuer shall appoint a successor Indenture Trustee for each of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co‑trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

SECTION VI.12 [Reserved].

SECTION VI.13 Appointment and Powers. Subject to the terms and conditions hereof, each of the Noteholders hereby appoint Computershare, as the Indenture Trustee with respect to the Collateral, and Computershare hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Collateral for the benefit of the Noteholders, to maintain custody and possession of such Collateral (except as otherwise provided hereunder or under the Custodian Agreement) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents. The Noteholders hereby authorize the Indenture Trustee to take such action on their behalf, and to exercise such rights, remedies, powers and privileges hereunder, as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto, including the execution of any powers of attorney. The Indenture Trustee shall act upon and in compliance with the written instructions of the Majority Noteholders delivered pursuant to this Indenture promptly following receipt of such written instructions; provided, that the Indenture Trustee shall act upon its own accord or in accordance with any instructions (i) if such actions are not authorized by, or in violation of the provisions of, this Indenture, (ii) if such actions are in violation of any applicable law, rule or regulation or (iii) with respect to actions for which the Indenture Trustee has been directed to act but for which the Indenture Trustee has not received indemnity reasonably satisfactory to it. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

SECTION VI.14 Performance of Duties. The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with security and indemnity reasonably satisfactory to the Indenture Trustee. The Indenture Trustee shall, and hereby agrees that it will, subject to this Article, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

SECTION VI.15 Limitation on Liability. Neither the Indenture Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for (a) any omissions or misstatements in the disclosure language in the Offering Memorandum (other than any such disclosure language provided by the Indenture Trustee in the Offering Memorandum under the heading "The Indenture Trustee and the Backup Servicer"), or (b) the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Indenture, the Indenture Trustee shall incur no liability to the Issuer or the Noteholders for any action taken or omitted by the Indenture Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Indenture Trustee, and, further, shall incur no liability to the Noteholders except for negligence, bad faith or willful misconduct in carrying out its duties to the Noteholders. The Indenture Trustee shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Indenture Trustee to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary by a Responsible Officer of the Indenture Trustee) the Indenture Trustee shall not be required to make any independent investigation with respect thereto. The Indenture Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the other Basic Documents. The Indenture Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Indenture Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder unless it shall have received security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it. This Section 6.15 shall survive the termination, assignment, resignation or removal of the Indenture Trustee in accordance with the terms of this Indenture.

SECTION VI.16 Representations and Warranties.

(a) The Indenture Trustee represents and warrants to the Issuer and to each Noteholder as follows:

(i) Due Organization. The Indenture Trustee is a national banking association and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

(ii) Corporate Power. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and the other Basic Documents to which it is a party and to perform all of its duties as Indenture Trustee hereunder.

(iii) Due Authorization. The execution and delivery by the Indenture Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Basic Documents.

(iv) Valid and Binding Indenture. The Indenture Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (A) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (B) the availability of equitable remedies may be limited by equitable principles of general applicability.

(v) No Conflicts. The execution and delivery of each Basic Document to which it is a party by the Indenture Trustee and the performance by the Indenture Trustee of its obligations thereunder, in its capacity as Indenture Trustee or otherwise, do not conflict with or result in any violation of (A) any law or regulation of the United States of America governing the banking or trust powers of the Indenture Trustee or (B) the articles of incorporation and by-laws of the Indenture Trustee.

(vi) No Actions. To the best of the Indenture Trustee's knowledge, there are no actions, proceedings or investigations known to the Indenture Trustee, either pending or threatened in writing, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality which would, if adversely determined, affect in any material respect the consummation, validity or enforceability against the Indenture Trustee, in its capacity as Indenture Trustee or otherwise, of any Basic Document.

(b) The Issuer hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule A is true and correct. Such representations and warranties speak as of the execution and delivery of this Indenture, as of the Closing Date, but shall survive the pledge of the Receivables to the Indenture Trustee and shall not be waived.

SECTION VI.17 Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and the Sale and Servicing Agreement.

SECTION VI.18 Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

ARTICLE VII

Noteholders' Lists and Reports

SECTION VII.1 Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished;

provided, however, that so long as the Indenture Trustee is the Note Registrar or the Notes are issued as Book-Entry Notes, no such list shall be required to be furnished.

SECTION VII.2 Preservation of Information; Communications to Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

ARTICLE VIII

Accounts, Disbursements and Releases

SECTION VIII.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION VIII.2 Release of Trust Estate.

(a) Subject to the payment of its fees and expenses and other amounts pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and all sums due the Noteholders, the Servicer, the Backup Servicer and the Owner Trustee under the Basic Documents and the Indenture Trustee pursuant to Section 6.7 have been paid and (ii) upon execution of proper instruments acknowledging satisfaction and discharge of the Indenture (at the express demand of the Issuer) pursuant to Section 4.1, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts.

SECTION VIII.3 Opinion of Counsel. The Indenture Trustee shall receive at least 7 days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

ARTICLE IX

Supplemental Indentures

SECTION IX.1 Supplemental Indentures Without Consent of Noteholders.

Without the consent of the Holders of any Notes and with ten days' prior notice to the Rating Agencies (or such shorter period as shall be acceptable to the applicable Rating Agency) by the Issuer (as evidenced to the Indenture Trustee), the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in the Offering Memorandum or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; or

(vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

It shall be a condition precedent to each indenture or indentures supplemental hereto entered into pursuant to this Section that such action shall not adversely affect in any material respect the interests of any Noteholder, as evidenced by an Opinion of Counsel (which opinion shall be delivered by counsel that is not an employee of United Auto or its Affiliates) addressed to the Indenture Trustee to such effect.

SECTION IX.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies by the Issuer, and with the consent of the Majority Noteholders, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(i) change the date of payment of any installment of principal of or interest on any Note, or reduce the Note Balance thereof, the Interest Rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

(ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective Distribution Dates (or, in the case of redemption, on or after the Redemption Date);

(iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or the term "Majority Noteholders";

(v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

(vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the other Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

The Indenture Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION IX.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, (a) the Indenture Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent have been met and (b) an Opinion of Counsel is delivered to the Indenture Trustee and the Owner Trustee providing that such amendment will not result in or cause the Issuer (or any part thereof) to be classified, for United States federal income tax purposes, as an association (or a publicly traded partnership) taxable as a corporation or as other than a fixed investment trust described in Treasury Regulation section 301.7701-4(c) that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Owner Trustee's and the Indenture Trustee's reasonable costs and expenses (including any reasonable attorney's fees and expenses) related to any supplemental indenture shall be paid by the Issuer pursuant to Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of this Indenture.

SECTION IX.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION IX.5 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

Redemption of Notes

SECTION X.1 Redemption.

(a) The Notes shall be redeemed in whole, but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to Section 10.1(a) of the Sale and Servicing Agreement, for a purchase price equal to the Redemption Price; provided, however, that no such redemption may be effected unless the Issuer has available funds sufficient to pay the Redemption Price and all amounts owed by the Trust to the Servicer, the Indenture Trustee, the Backup Servicer, any successor Custodian, the Owner Trustee and the Lockbox Bank hereunder and under the Sale and Servicing Agreement on such Distribution Date. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee, the Depositor and the Rating Agencies, no later than five days prior to the Redemption Date, and the Issuer shall deposit with the Indenture Trustee in the Collection Account the amount required to be so deposited pursuant to Section 10.1(a) of the Sale and Servicing Agreement, whereupon all Outstanding Notes shall be due and payable on the Redemption Date subject to the furnishing of a notice complying with Section 10.2 to each Holder of Notes.

(b) In the event that the assets of the Trust are distributed pursuant to Section 8.1 of the Trust Agreement, all amounts on deposit in the Note Distribution Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Depositor, the Indenture Trustee and the Rating Agencies not fewer than ten days nor more than 45 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

SECTION X.2 Form of Redemption. Notice of redemption under Section 10.1(a) shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

All notices of redemption shall state:

(i) the Redemption Date;

(ii) the Redemption Price;

(iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

(iv) that interest on the Notes shall cease to accrue on the Redemption Date.

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

Prior notice of redemption under Section 10.1(b) is not required to be given to the Noteholders.

SECTION X.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption, as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI

Miscellaneous

SECTION XI.1 Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(vii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is ten percent (10%) or more of the Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the Note Balance of the Notes.

(viii) Other than with respect to the release of any Purchased Receivables or Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(ix) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (viii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (viii) above and this clause (ix), equals ten percent (10%) or more of the Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the then Note Balance of the Notes.

(x) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

SECTION XI.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION XI.3 Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section. In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes or the Majority Noteholders, as required by the context, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION XI.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

(a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office.

(b) The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer addressed to: United Auto Credit Securitization Trust 2025-1, c/o Computershare Delaware Trust Company, 919 North Market Street, Suite 1600 Wilmington, DE 19801, Attention: Corporate Trust Administration, with a copy to United Auto Credit Securitization Trust 2025-1, c/o United Auto Credit Corporation, 1071 Camelback, Suite 100, Newport Beach, California 92660, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

(c) Notices required to be given to the Rating Agencies shall be provided by the Issuer in writing, personally delivered, electronically delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of DBRS, at the following address: 140 Broadway, 35th Floor, New York 10005, Attention: ABS Surveillance, or via electronic delivery to abs_sureillance@dbrs.com, or (ii) in the case of Standard & Poor's, via electronic delivery to Servicer_reports@sandp.com; for any information not available in electronic format, hard copies should be sent to the following address: 55 Water Street, 41st floor, New York, New York 10041-0003, Attention: ABS Surveillance Group, or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION XI.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner here in provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION XI.6 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION XI.7 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

SECTION XI.8 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION XI.9 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Noteholders, and any other party secured hereunder, and any other Person with an Ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION XI.10 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION XI.11 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS INDENTURE AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS INDENTURE SHALL BE, GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN, AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION XI.12 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION XI.13 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION XI.14 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Servicer, the Backup Servicer, the Owner Trustee, or the Indenture Trustee on the Notes or under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Depositor, the Servicer, the Backup Servicer, or the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Backup Servicer, the Owner Trustee, or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Backup Servicer and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION XI.15 No Petition. The Indenture Trustee, by entering into this Indenture, each Noteholder, by accepting a Note, and each Note Owner, by accepting a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Depositor, or the Issuer, or join in any institution against the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents and agree that they will not join in a bankruptcy petition filed by others against the Issuer or the Depositor during the same period.

SECTION XI.16 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential, excepted as expressly permitted under this Indenture or the other Basic Documents, any information or matter of which it becomes aware through the exercise of these inspection rights. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Indenture Trustee's business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an Affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular or contract or other document pertaining to the transactions contemplated by the Indenture approved in advance by the Depositor or the Issuer or (E) to any independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same, provided, that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed to the extent not prohibited by law, court order or regulatory authority, or (iii) any other disclosure authorized by the Depositor or the Issuer.

SECTION XI.17 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Computershare Delaware Trust Company, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, covenants, undertakings and agreements by Computershare Delaware Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Computershare Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Computershare Delaware Trust Company, has not verified or made any investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Indenture, and (e) under no circumstances shall Computershare Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

SECTION XI.18 Patriot Act. The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Indenture Trustee is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Indenture Trustee. Each party hereby agrees that it shall provide the Indenture Trustee with such identifying information and documentation as the Indenture Trustee may request from time to time in order to enable the Indenture Trustee to comply with all applicable requirements of AML Law.

SECTION XI.19 Additional Matters Relating to the Owner Trustee.

(a) Imputed Information. Except as otherwise expressly set forth in this Indenture, (i) a Responsible Officer of the Owner Trustee shall not be imputed with any knowledge of, or information possessed or obtained by, another Responsible Officer of Computershare Delaware Trust Company in any of its other capacities hereunder or under the other Basic Documents or vice versa (other than in instances where such capacities are performed by the same Responsible Officer(s)), and (ii) a responsible officer of any Affiliate of Computershare Delaware Trust Company shall not be imputed with any knowledge of, or information possessed or obtained by, another Responsible Officer of Computershare Delaware Trust Company, and vice versa, in any of its respective capacities hereunder (other than in instances where such capacities are performed by the same Person(s)).

(b) Actual Knowledge. The Owner Trustee shall not be deemed to have actual knowledge or notice of any event or information, including any Event of Default, or be required to act upon any event or information (including the sending of any notice), unless a Responsible Officer of the Owner Trustee actually knows of such event or information or a Responsible Officer of the Owner Trustee receives written notice of such event or information. Absent actual knowledge of a Responsible Officer of the Owner Trustee or receipt of written notice by a Responsible Officer of the Owner Trustee in accordance with this Section, the Owner Trustee may conclusively assume that no such event has occurred. The Owner Trustee shall have no obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default). For purposes of determining the Owner Trustee's responsibility and liability hereunder, whenever reference is made in this Indenture to any event (including an Event of Default), such reference shall be construed to refer only to such event of which the Owner Trustee has received written notice as described in this Section or a Responsible Officer of the Owner Trustee actually knows of such event or information.

SECTION XI.20 Electronic Signatures. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, "Signature Law"), (ii) an original manual signature, or (iii) a faxed, scanned or photocopied manual signature. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1

By:	COMPUTERSHARE DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

EXHIBIT A

FORM OF NOTE

$[_____]

No. [A] [B] [C] [D] [E] - [ _ ]

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO.[______]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE OR AN INTEREST HEREIN, WILL BE DEEMED TO REPRESENT TO THE ISSUER, UNITED AUTO CREDIT FINANCING LLC (THE "DEPOSITOR"), THE INITIAL PURCHASERS AND THE INDENTURE TRUSTEE THAT IT IS (I)(A) A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) OR (B) ONLY IN CONNECTION WITH THE INITIAL SALES OF THE NOTES, IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE (OR INTEREST HEREIN) FOR ITS OWN ACCOUNT AND (II) AWARE THAT THE SALE OF THE NOTES TO IT IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE OR AN INTEREST HEREIN MAY BE MADE BY ANY PERSON UNLESS (A) THIS NOTE IS REGISTERED PURSUANT TO THE SECURITIES ACT AND REGISTERED OR QUALIFIED PURSUANT TO ANY APPLICABLE STATE SECURITIES LAWS OR (B) SUCH INTEREST IS SOLD, PLEDGED OR TRANSFERRED (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, WHOM THE HOLDER HAS INFORMED THAT THE OFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO THE ISSUER AND ITS AFFILIATES PURSUANT TO THE INDENTURE. SUCH HOLDER WILL BE DEEMED TO AGREE THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE INDENTURE CONTAINS A PROVISION REQUIRING THAT ANY TRANSFER NOT IN COMPLIANCE WITH THE FOREGOING IS NOT TO BE GIVEN EFFECT. EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE PURSUANT TO CLAUSE (B) ABOVE WILL BE DEEMED TO REPRESENT TO THE ISSUER, THE DEPOSITOR, THE INITIAL PURCHASERS AND THE INDENTURE TRUSTEE THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB.

[CLASS A, B, C AND D NOTES ONLY: THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT AND WILL NOT BECOME (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN CLAUSE (A) OR (B) ABOVE (EACH, A "BENEFIT PLAN ENTITY"), (D) AN ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A "SIMILAR LAW") OR (E) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING, HOLDING OR DISPOSING THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY BENEFIT PLAN ENTITY OR ANY ENTITY THAT IS SUBJECT TO ANY SIMILAR LAW OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW.]

[CLASS E NOTES ONLY: THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT AND WILL NOT BECOME (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN CLAUSE (A) OR (B) ABOVE (EACH, A "BENEFIT PLAN ENTITY"), (D) AN ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A "SIMILAR LAW") OR (E) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING, HOLDING OR DISPOSING THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY BENEFIT PLAN ENTITY OR ANY ENTITY THAT IS SUBJECT TO ANY SIMILAR LAW.]

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS NOTE AGREES TO PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE TO THE TRANSFEREE.

Ex. A-76

THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE FORM W-9 (OR SUCCESSOR APPLICABLE FORM) IN THE CASE OF A PERSON THAT IS A "UNITED STATES PERSON" WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE, OR AN APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR SUCCESSOR APPLICABLE FORM) IN THE CASE OF A PERSON THAT IS NOT A "UNITED STATES PERSON" WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE) MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.

[CLASS E ONLY: THE PROSPECTIVE BENEFICIAL OWNER OF THIS NOTE WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT (A) IT WILL NOT USE SUCH NOTE AND WILL NOT ALLOW SUCH NOTE TO BE USED AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES AND (B) IT WILL NOT TAKE ANY ACTION AND WILL NOT ALLOW ANY ACTION TO BE TAKEN THAT COULD CAUSE THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.]

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Ex. A-77

UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1

CLASS [A] [B] [C] [D] [E] [____%] Automobile Receivables Backed Note

United Auto Credit Securitization Trust 2025-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_____] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[_____] and the denominator of which is $[_____] by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class [A] [B] [C] [D] [E] Notes pursuant to the Indenture; provided, however, that the entire unpaid Note Balance of this Note shall be due and payable on the [_________, 20__] Distribution Date (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from and including the 10th day of the prior month (or in the case of the first Distribution Date, from and including the Closing Date) to but excluding 10th day of the current month (the "Interest Period"). Interest on this Note will be calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Interest Period"), except that in the case of the first Distribution Date, the Interest Period shall be 28 days. Such principal and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Ex. A-78

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

UNITED AUTO CREDIT SECURITIZATION
TRUST 2025-1

by

COMPUTERSHARE DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March	, 2025	COMPUTERSHARE TRUST COMPANY, N.A.,
not in its individual capacity but solely as Indenture
Trustee

By:
Authorized Signer

Ex. A-79

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class [A] [B] [C] [D] [E] [__]% Automobile Receivables Backed Notes (herein called the "Class [A] [B] [C] [D] [E] Notes"), all issued under an Indenture, dated as of February 28, 2025 (such indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "Indenture"), between the Issuer and Computershare Trust Company, N.A., as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Authorized under the Indenture are the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes (collectively, the "Notes"). The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated in right of payment to the Class A Notes, the Class C Notes are subordinated in right of payment to the Class A Notes and the Class B Notes, the Class D Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and the Class C Notes and the Class E Notes are subordinated in right of payment to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case, as provided in the Indenture. The Class A Notes are entitled to receive payments of interest on a pari passu basis. Following the occurrence of certain Events of Default under the Indenture, however, payments of principal shall be made in the priority set forth in the Indenture.

Principal of the Class [A] [B] [C] [D] [E] Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the tenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 10, 2025. The term "Distribution Date," shall be deemed to include the Final Scheduled Distribution Date.

As described above, the entire unpaid Note Balance of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid Note Balance of the Notes may be due and payable on the date on which an Event of Default shall have occurred and be continuing if so declared by the Indenture Trustee. If such an Event of Default shall have occurred and be continuing, the Indenture Trustee, if so directed in writing by the Majority Noteholders, shall declare the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class [A] [B] [C] [D] [E] Notes shall be made pro rata to the Class [A] [B] [C] [D] [E] Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee

Ex. A-80

of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the Note Balance of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid Note Balance of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class [A] [B] [C] [D] [E] Interest Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate Note Balance will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

[CLASS A, B, C AND D NOTES ONLY: If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing the representations set forth in Section 2.4(d) of the Indenture.]

[CLASS E NOTES ONLY: If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note (or any interest herein) unless the prospective transferee has represented and warranted that it is not and will not become (i) a Benefit Plan Entity, as defined in Section 1.1 of the Indenture, (ii) an entity that is subject to any Similar Law, as defined in Section 1.1 of the Indenture or (iii) any Person who is directly or indirectly purchasing, holding or disposing this Note or any interest herein on behalf of, as fiduciary of, as trustee of, or with assets of any Benefit Plan Entity or any entity that is subject to any Similar Law.]

Ex. A-81

If this Note has been issued and is a Book-Entry Note, each purchaser and transferee of this Note or any interest herein will be deemed to have made the representations set forth in Section 2.4(d) of the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of U.S. federal income, State and local income and franchise and any other income taxes.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

Ex. A-82

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Basic Documents, none of Computershare Delaware Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the forgoing persons. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the other Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Ex. A-83

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated	[1]
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Ex. A-84

SCHEDULE A

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Representations and Warranties Regarding the Receivables:

1. Security Interest in Financed Vehicle. This Indenture creates a valid and continuing Security Interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which Security Interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor. The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien (other than the Lien in favor of the Indenture Trustee), claim or encumbrance of any Person.

2. All Filings Made. The Issuer has taken all steps necessary to perfect the Indenture Trustee's security interest in the property securing the Receivables. All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or a security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

3. No Impairment. The Issuer has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Indenture Trustee and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

4. Chattel Paper. The Receivables constitute "tangible chattel paper," "electronic chattel paper," "instruments" or "general intangibles" within the meaning of the UCC as in effect in the State of New York.

5. Good Title. Immediately prior to the pledge of the Receivables to the Indenture Trustee pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Indenture, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Issuer has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Dealer Assignments or to payments due under such Receivables.

6. Possession of Original Copy. On or before the Closing Date and for a Receivable that is "tangible chattel paper" (within the meaning of the UCC as in effect in the State of New York) (i) the Servicer, as Custodian on behalf of the Issuer, has in its possession or control the original Contract that constitutes or evidences the Receivables, and (ii) the Issuer has received a written acknowledgment from the Servicer that the Servicer is holding the loan agreements and motor vehicle retail installment sales contracts that constitute or evidence the Receivables solely on behalf and for the benefit of the Indenture Trustee. On or before the Closing Date and for a Receivable that is "electronic chattel paper" (within the meaning of the UCC as in effect in the State of New York) (i) the Issuer has not communicated an "authoritative copy" (within the meaning of the applicable UCC) of the Receivable that is or evidences part of the Collateral to any Person other than the Servicer, as Custodian, solely on behalf and for the benefit of the Indenture Trustee, and (ii) the Custodian has "control" (within the meaning of Section 9-105 of the UCC as in effect in the State of New York) with respect to such Receivable.

7. Assignment. None of the loan agreements or motor vehicle retail installment sales contracts that constitute or evidence the Receivables has any marks or notations indicating that it has been pledged, assigned, or otherwise conveyed to any Person other than the Indenture Trustee.

8. One Original. There is only one original executed copy (or with respect to Electronic Contracts, one Authoritative Copy) of each Contract. The Receivables which are evidenced by Electronic Contracts contain the Required Legend.

Sch. A-86